April 1, 2025
Pioneer ILS Interval Fund
Supplement to the Prospectus and Statement of Additional Information, each dated March 1, 2025

Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the current investment adviser for Pioneer ILS Interval Fund (“the Fund”), has been combined with Victory Capital Holdings, Inc., the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). All portfolio managers of Amundi US have become employees of Victory Capital.
In connection with the Transaction, the Fund’s Board of Trustees unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) for the Fund with Victory Capital. Shareholders approved the New Advisory Agreement for the Fund at a meeting held on March 27, 2025 and, as a result, the New Advisory Agreement is effective on April 1, 2025. The terms of the New Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. At the March 27, 2025 shareholder meeting, shareholders also re-elected the incumbent Independent Trustees of the Fund: Thomas J. Perna; John E. Baumgardner, Jr.; Diane Durnin; Benjamin M. Friedman; Craig C. MacKay; Lorraine H. Monchak; and Fred J. Ricciardi, and the shareholders elected David C. Brown, the Chief Executive Officer and Chairman of Victory Capital, as a Trustee of the Fund.
In connection with the Transaction, Victory Capital Services, Inc., an affiliate of Victory Capital, has become the principal underwriter for the Fund pursuant to a new agreement with the Fund.
34175-00-0425
©2025 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC